                                                                  EXHIBIT 99(b)

                                   CMS ENERGY
                     CONSOLIDATED SUMMARY EARNINGS ANALYSIS
                             IN MILLIONS, EXCEPT EPS
                (UNAUDITED - PRELIMINARY AND FOR DISCUSSION ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               VARIANCE
                                                                                                      ------------------------------
          QUARTERS ENDED - SEPTEMBER 30,                                  2000               1999         DOLLARS       PERCENT
------------------------------------------------------------------------------------------------------------------------------------
          PRETAX OPERATING INCOME (LOSS)
                Consumers Electric                                      $118.5             $168.4           ($49.9)           (30)
                Consumers Gas                                              8.9               (6.2)            15.1            244
                Natural Gas Transmission                                  47.7               46.0              1.7              4
                Independent Power Production                              50.0               52.5             (2.5)            (5)
                Oil & Gas Exploration & Production                        13.0                4.3              8.7            202
                Marketing, Services & Trading                             (2.5)               0.1             (2.6)         (2600)
                International Energy Distribution                          7.3               (1.1)             8.4            764
                Other                                                      4.5                9.7             (5.2)           (54)
                                                                      ---------        -----------    -------------
                    Total                                                247.4              273.7            (26.3)           (10)
          Other Income (Deductions)                                        4.4               (3.3)             7.7            233
          Fixed Charges                                                  175.2              162.8             12.4              8
          Income Taxes                                                    19.9               24.8             (4.9)           (20)
          Minority Interest                                                1.2               (0.1)             1.3           1300
                                                                      ---------        -----------    -------------
          CONSOLIDATED NET INCOME                                        $55.5              $82.9           ($27.4)           (33)
                                                                      =========        ===========    =============
          CLASS G NET INCOME (LOSS)                                       $0.0              ($3.3)            $3.3           (100)
                                                                      =========        ===========    =============
          CMS NET INCOME                                                 $55.5              $86.2           ($30.7)           (36)
                                                                      =========        ===========    =============
          CMS AVERAGE SHARES OUTSTANDING - DILUTED                       114.4              113.8              0.6              1
                                                                      =========        ===========    =============
          CMS EPS - DILUTED                                              $0.51              $0.78           ($0.27)           (35)
                                                                      =========        ===========    =============


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                        QUARTERS MAJOR VARIANCE ANALYSIS
--------------------------------------------------------------------------------

   CONSUMERS ELECTRIC*:                                               MARKETING, SERVICES & TRADING:
   - Deliveries down 295 Gwh to 10,650 Gwh and                        - Higher operating expenses and trading losses
     higher power supply costs - ($51.0 MM);                            partially offset by higher gas margins, higher gas and
   - Residential rate reduction - ($13.7 MM);                           electric volumes and higher NGL margins - ($2.6 MM).
   - Lower operating expenses and other - $14.8 MM.
                                                                      INTERNATIONAL ENERGY DISTRIBUTION:
   CONSUMERS GAS:                                                     - Reliability improvements and lower operating
   - Deliveries up 1.5 Bcf to 45.1 Bcf;                                 expenses - $8.4 MM.
     - Firm sales up 1.7 Bcf - $2.7 MM;
     - Transport deliveries down 0.2 Bcf - ($0.3 MM);                 OTHER INCOME/(DEDUCTIONS):
   - Gas Customer Choice Program - ($1.1 MM);                         - Gains on asset sales and other - $7.7 MM.
   - Lower operating expenses and other - $13.8 MM.
                                                                      FIXED CHARGES:
   NATURAL GAS TRANSMISSION:                                          - Higher average borrowings and interest rates for
   - Increased LNG cargoes and throughput at processing                 capital investments and other - $12.4 MM.
     facilities, partially offset by higher operating
     expenses - $1.7 MM.

   INDEPENDENT POWER PRODUCTION:
   - Plant operations and other - $2.0 MM;
   - Lower O&M fees and higher operating expenses - ($4.5 MM).
                                                                      *WEATHER IMPACTS:                             3Q00      3Q99
                                                                                                                    ----      ----
   OIL & GAS EXPLORATION & PRODUCTION:                                ELECTRIC:
   - Oil volumes down 166 MBbls to 1,672 MBbls - ($1.9 MM);           - Percent warmer (colder) than normal        (12.5)     10.2
   - Oil prices up $4.70 to $16.28/Bbl - $7.9 MM;                        using cooling degree days
   - Gas volumes down 3.0 Bcf to 3.6 Bcf - ($6.3 MM);                 - Increase (decrease) from average in:
   - Gas prices up 82(cent)to $2.91/Mcf - $3.0 MM;                         Electric sales (Gwh)                     (220)      (48)
   - Lower geological, DD&A, and production-related                        Pretax operating income (millions)     ($10.6)    ($2.5)
     expenses and other - $6.0 MM.

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

                                   CMS ENERGY
                     CONSOLIDATED SUMMARY EARNINGS ANALYSIS
                             IN MILLIONS, EXCEPT EPS
                (UNAUDITED - PRELIMINARY AND FOR DISCUSSION ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 VARIANCE
                                                                                                        ----------------------------
          Y-T-D ENDED - SEPTEMBER 30,                                       2000              1999         DOLLARS     PERCENT
------------------------------------------------------------------------------------------------------------------------------------
          Pretax Operating Income (Loss)
                Consumers Electric                                        $342.1            $424.8         ($82.7)           (19)
                Consumers Gas                                               44.0              87.4          (43.4)           (50)
                Natural Gas Transmission                                   171.8              92.1           79.7             87
                Independent Power Production                               135.4             118.9           16.5             14
                Oil & Gas Exploration & Production                          23.2              10.9           12.3            113
                Marketing, Services & Trading                                1.4               0.5            0.9            180
                International Energy Distribution                           17.1              (5.5)          22.6            411
                Other                                                       10.2              20.1           (9.9)           (49)
                                                                       ----------       -----------     ----------
                    Total                                                  745.2             749.2           (4.0)            (1)
          Other Income (Deductions)                                         67.2              14.2           53.0            373
          Fixed Charges                                                    505.0             415.9           89.1             21
          Income Taxes                                                      87.9              91.4           (3.5)            (4)
          Minority Interest                                                  3.1              (0.1)           3.2           3200
                                                                       ==========       ===========     ==========
          CONSOLIDATED NET INCOME                                         $216.4            $256.2         ($39.8)           (16)
                                                                       ==========       ===========     ==========
          CLASS G NET INCOME                                                $0.0              $7.6          ($7.6)          (100)
                                                                       ==========       ===========     ==========
          CMS NET INCOME                                                  $216.4            $248.6         ($32.2)           (13)
                                                                       ==========       ===========     ==========
          CMS AVERAGE SHARES OUTSTANDING - DILUTED                         115.6             113.3            2.3              2
                                                                       ==========       ===========     ==========
          CMS EPS - DILUTED                                                $1.93             $2.25         ($0.32)           (14)
                                                                       ==========       ===========     ==========

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                          Y-T-D MAJOR VARIANCE ANALYSIS
--------------------------------------------------------------------------------

   CONSUMERS ELECTRIC*:                                                MARKETING, SERVICES & TRADING:
   - Deliveries down 869 Gwh to 30,410 Gwh and higher                  - Higher gas margins, higher gas and electricity volumes
     power supply costs - ($63.8 MM);                                    and higher NGL margins, partially offset by higher
   - Residential rate reduction - ($18.6 MM);                            operating expenses, lower electricity margins and
   - Other - ($0.3 MM).                                                  trading losses - $0.9 MM.

   CONSUMERS GAS*:                                                     INTERNATIONAL ENERGY DISTRIBUTION:
   - Deliveries up 0.3 Bcf to 272.6 Bcf - $1.4 MM;                     - Reliability improvements and lower operating
   - Gas Customer Choice Program - ($61.8 MM);                           expense - $22.6 MM.
   - Higher retail services and other miscellaneous
     revenue - $4.2 MM;                                                OTHER INCOME/DEDUCTIONS:
   - Lower operating expenses and other - $12.8 MM.                    - Gains on asset sales - $68.0 MM;
                                                                       - Increased accretion expense, absence of 1999 litigation
   NATURAL GAS TRANSMISSION:                                             reserve reversal and other - ($15.0 MM).
   - PEPL operations - $67.9 MM;
   - Pipeline and processing operations and lower                      FIXED CHARGES:
     operating expenses - $11.8 MM.                                    - Higher average borrowings and interest rates for capital investments and other - $89.1 MM.
   INDEPENDENT POWER PRODUCTION:
   - Plant operations, PPA restructuring and other - $30.8 MM;         *WEATHER IMPACTS:                            YTD00     YTD99
                                                                                                                    -----     -----
   - Lower O&M fees and higher operating expenses - ($14.3 MM).        ELECTRIC:
                                                                       - Percent warmer (colder) than
   OIL & GAS EXPLORATION & PRODUCTION:                                   normal using cooling degree days           (5.1)     23.3
   - Oil volumes up 65 MBbls to 5,510 MBbls - $0.7 MM;                 - Increase (decrease) from average in:
   - Oil prices up $3.04 to $13.85/Bbl - $16.7 MM;                         Electric sales (Gwh)                     (388)      (81)
   - Gas volumes down 5.6 Bcf to 13.8 Bcf - ($11.4 MM);                    Pretax operating income (millions)     ($18.4)    ($3.4)
   - Gas prices up 54(cent)to $2.58/Mcf - $7.5 MM;                         GAS:
   - Higher production and G&A expenses, partially                     - Percent (warmer) colder than
     offset by lower DD&A and other - ($1.2 MM).                         normal using heating degree days           (7.5)     (5.5)
                                                                       - Increase (decrease) from normal in
                                                                         Gas sales (Bcf)                           (16.8)     (8.6)
                                                                           Pretax operating income (millions)     ($16.0)    ($7.9)

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